Exhibit 99.1

NEWS

Investor Contact:	Marsha Morgan	FOR IMMEDIATE RELEASE
(817) 352-6452

Media Contact:	Richard Russack
(817) 867-6425

Burlington Northern Santa Fe Reports Record All-Time Quarterly Revenue

•	Freight revenues increased 16 percent, year over year, to an all-time quarterly record of $2.74 billion.

FORT WORTH, Texas, October 26, 2004 - Burlington Northern Santa Fe Corporation (BNSF) (NYSE: BNI) today reported third-quarter 2004 earnings of $0.01 per share which includes a net of tax charge of $288 million, or $0.76 per share to reflect changes in the way BNSF estimates asbestos and environmental liabilities. Third-quarter 2003 earnings per share were $0.55.

“We achieved an all-time record for quarterly revenues which enabled BNSF to record its third consecutive quarterly double-digit revenue increase,” said Matthew K. Rose, BNSF Chairman, President and Chief Executive Officer. “Substantial unit volume increases in three of our four business groups contributed to this strong performance.”

Third-quarter 2004 freight revenues increased $373 million, or 16 percent, to an all-time quarterly record of $2.74 billion compared with 2003 third-quarter revenues of $2.37 billion. Of the 16 percent increase, about 3 percent was driven by fuel surcharges and about 3 percent came from price increases. Consumer Products revenues increased $168 million, or 18 percent, to an all-time quarterly record of $1.10 billion as a result of double-digit increases in the international intermodal, truckload and perishables sectors. Industrial Products revenues increased $80 million, or 14 percent, to an all-time quarterly record of $634 million reflecting strong demand in the construction products, building products, and petroleum products sectors. Coal revenues rose $78 million, or 15 percent, to $589 million resulting from record demand by utility customers. Agricultural Products revenues were up $47 million, or 13 percent, to $418 million driven by increased corn and wheat exports.

- more -

Third-quarter 2004 operating expenses, which include the pre-tax charge of $465 million, were $2.69 billion while prior-year third-quarter operating expenses were $1.97 billion. This increase was primarily due to the charge as well as historically high fuel prices and 12-percent higher freight volumes. Operating income, including the impact of the above charge, was $100 million. Third-quarter 2003 operating income was $430 million.

As a result of a comment letter received following its Form 8-K filing on October 7, 2004, BNSF is currently in discussions with the staff of the Securities and Exchange Commission concerning the charge recorded in the third quarter to reflect changes in the way BNSF estimates asbestos and environmental liabilities. The Company believes its accounting for the charge is appropriate. Regardless of the outcome of these discussions, the Company believes there will not be a material impact on the ongoing results of its operations or liquidity.

BNSF’s subsidiary, The Burlington Northern and Santa Fe Railway Company, operates one of the largest railroad networks in North America, with about 32,500 route miles covering 28 states and two Canadian provinces. The railway is among the world’s top transporters of intermodal traffic, moves more grain than any other American railroad, transports the components of many of the products we depend on daily, and hauls enough coal to generate about ten percent of the electricity produced in the United States. BNSF is an industry leader in Web-enabling a variety of customer transactions at www.bnsf.com.

Financial information follows.

Statements made in this release concerning predictions or expectations of financial or operational performance, including ongoing results of the Company’s operations or its liquidity, or concerning other future events or results, are “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from that projected in those statements. Important factors that could cause actual results to differ materially include, but are not limited to, economic and industry conditions: material adverse changes in economic or industry conditions, both in the United States and globally, changes in customer demand, effects of adverse economic conditions affecting shippers, adverse economic conditions in the industries and geographic areas that produce and consume freight, adverse economic conditions in BNSF’s supplier base, the extent to which BNSF is successful in gaining new long-term relationships with customers or retaining existing ones, changes in fuel prices, changes in the securities and capital markets, and changes in crew availability, labor costs and labor difficulties, including stoppages affecting either BNSF’s operations or our customers’ abilities to deliver goods to BNSF for shipment; legal and regulatory factors: developments and changes in laws and regulations, the ultimate outcome of shipper and rate claims subject to adjudication, developments in environmental investigations or proceedings with respect to rail operations or current or past ownership or control of real property, and developments in other types of claims and litigation, including those relating to personal injuries, asbestos and other occupational diseases, the release of hazardous materials, and damage to property, and in BNSF’s method for accruing reserves for such liabilities; and operating factors: technical difficulties, changes in operating conditions and costs, commodity concentrations, the availability of equipment and human resources to meet changes in demand, the extent of the Company’s ability to achieve its operational and financial initiatives and to contain costs, the effectiveness of steps taken to maintain and improve operations and network fluidity, including the management of the amount of traffic on the system to meet demand and the ability to acquire sufficient resources to meet that demand, congestion on other railroads, as well as natural events such as severe weather, floods and earthquakes or man-made or other disruptions of BNSF Railway’s operating systems, structures, or equipment including the effects of acts of terrorism on the Company’s system or other railroads’ systems.

The Company cautions against placing undue reliance on forward-looking statements, which reflect its current beliefs and are based on information currently available to it as of the date a forward-looking statement is made. The Company undertakes no obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. In the event the Company does update any forward-looking statement, no inference should be made that the Company will make additional updates with respect to that statement, related matters, or any other forward-looking statements. Any corrections or revisions may appear in the Company’s public filings with the Securities and Exchange Commission, which are accessible at www.sec.gov and on the Company’s website at www.bnsf.com, and which investors are advised to consult.

Burlington Northern Santa Fe Corporation

Consolidated Income Information*

(Dollars in millions, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004 (a)	2003	2004 (a)	2003
Operating revenues
Freight revenues	$2,738	$2,365	$7,823	$6,830
Other revenues	55	30	145	91

Total operating revenues	2,793	2,395	7,968	6,921

Operating expenses
Compensation and benefits	853	763	2,458	2,180
Purchased services	357	314	1,048	926
Depreciation and amortization	254	232	754	683
Equipment rents	210	180	594	529
Fuel	332	265	938	812
Materials and other	687	211	1,158	603

Total operating expenses	2,693	1,965	6,950	5,733

Operating income	100	430	1,018	1,188
Interest expense	102	106	305	318
Other (income) expense, net	(5)	(4)	(3)	1

Income before income taxes and cumulative effect of accounting change	3	328	716	869
Income tax expense	1	125	272	318

Income before cumulative effect of accounting change	2	203	444	551
Cumulative effect of accounting change, net of tax (b)	—	—	—	39

Net income	$2	$203	$444	$590

Diluted earnings per share before cumulative effect of accounting change	$0.01	$0.55	$1.19	$1.48

Diluted earnings per share after cumulative effect of accounting change	$0.01	$0.55	$1.19	$1.58

Diluted average shares outstanding (in millions)	376.5	371.4	374.6	372.4

Operating ratio (c)	96.3%	81.8%	87.0%	82.6%

(a)	Includes impact of third quarter 2004 charge of $465 million ($288 million after-tax or $0.76 per share).
(b)	Reflects the adoption of Statement of Financial Accounting Standards (SFAS) No. 143, Accounting for Asset Retirement Obligations. This standard changed the way the rail industry accounts for asset retirement costs.
(c)	Calculated as Total operating expenses less Other revenues divided by Freight revenues.
*	Certain prior period amounts have been reclassified to conform with the current period presentation.

Burlington Northern Santa Fe Corporation

Consolidated Balance Sheet Information*

(Dollars in millions, except per share amounts)

	September 30, 2004	December 31, 2003
Assets
Current assets:
Cash and cash equivalents	$58	$18
Accounts receivable, net	246	137
Materials and supplies	320	266
Current portion of deferred income taxes	331	292
Other current assets	549	157

Total current assets	1,504	870

Property and equipment, net	25,656	25,068

Other assets	1,385	1,009

Total assets	$28,545	$26,947

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable and other current liabilities	$2,242	$2,110
Long-term debt due within one year	307	244

Total current liabilities	2,549	2,354

Long-term debt and commercial paper	6,357	6,440
Deferred income taxes	7,812	7,481
Casualty and environmental liabilities	958	462
Minimum pension liability	359	359
Employee separation costs	127	144
Other liabilities	1,333	1,212

Total liabilities	19,495	18,452

Stockholders’ equity:
Common stock and additional paid-in capital	6,123	5,771
Retained earnings	6,509	6,240
Treasury stock	(3,619)	(3,340)
Unearned compensation	(52)	(36)
Accumulated other comprehensive income (loss)	89	(140)

Total stockholders’ equity	9,050	8,495

Total liabilities and stockholders’ equity	$28,545	$26,947

Book value per share	$24.17	$22.87

Common shares outstanding (in millions)	374.5	371.5

Net debt to total capitalization (a)	42.2%	44.0%

(a)	Net debt is calculated as total debt less Cash and cash equivalents, and capitalization is calculated as the sum of net debt and Total stockholders’ equity.
*	Certain prior period amounts have been reclassified to conform with the current period presentation.

Burlington Northern Santa Fe Corporation

Consolidated Cash Flow Information

(in millions)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Operating activities

Net income	$2	$203	$444	$590
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	254	232	754	683
Deferred income taxes	(33)	109	150	292
Employee separation costs paid	(14)	(19)	(29)	(37)
Asbestos and environmental charge	465	—	465	—
Cumulative effect of accounting change	—	—	—	(39)
Other, net	(40)	(19)	(43)	(36)
Changes in working capital	135	138	(58)	82

Net cash provided by operating activities	769	644	1,683	1,535

Investing activities

Capital expenditures	(472)	(478)	(1,164)	(1,313)
Other, net	66	(29)	(203)	(61)

Net cash used for investing activities	(406)	(507)	(1,367)	(1,374)

Financing activities

Net (repayments) borrowings	(360)	(55)	(127)	133
Dividends paid	(57)	(46)	(168)	(135)
Purchase of BNSF common stock	(86)	(55)	(258)	(178)
Proceeds from stock options exercised	133	5	274	23
Other financing activities	1	1	3	(2)

Net cash used for financing activities	(369)	(150)	(276)	(159)

Increase (decrease) in cash and cash equivalents	(6)	(13)	40	2
Cash and cash equivalents:
Beginning of period	64	43	18	28

End of period	$58	$30	$58	$30

Burlington Northern Santa Fe Corporation Consolidated Statement of Changes in Stockholders’ Equity (Shares in thousands, dollars in millions, except per share data)

	Common Shares	Treasury Shares	Common Stock and Paid-in Capital	Retained Earnings	Treasury Stock	Unearned Compensation	Accumulated Other Comprehensive Income (Loss)	Total Stockholders’ Equity
Balance at December 31, 2003	500,685	(129,225)	$5,771	$6,240	$(3,340)	$(36)	$(140)	$8,495
Common stock dividends, $0.47 per share			—	(175)	—	—	—	(175)
Adjustments associated with unearned compensation, restricted stock	1,135	(20)	39	—	—	(16)	—	23
Exercise of stock options and related tax benefit of $25	10,275	(649)	313	—	(21)	—	—	292
Purchase of BNSF common stock	—	(7,727)	—	—	(258)	—	—	(258)
Comprehensive income:
Net income			—	444	—	—	—	444
Gain on derivative instruments, net of tax expense of $139			—	—	—	—	229	229

Total comprehensive income								673

Balance at September 30, 2004	512,095	(137,621)	$6,123	$6,509	$(3,619)	$(52)	$89	$9,050

Burlington Northern Santa Fe Corporation

Operating Statistics *

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Cars/units (in thousands)	2,467	2,213	7,035	6,384
Average revenues per car/unit	$1,110	$1,069	$1,112	$1,070
Revenue ton miles (in millions)	144,235	128,549	421,144	373,913
Gross ton miles (in millions)	256,724	230,275	746,962	671,063
RTM/GTM	0.56	0.56	0.56	0.56
Freight revenue/thousand RTM	$18.98	$18.40	$18.58	$18.27
Operating expense/thousand RTM (a)	$18.67	$15.29	$16.50	$15.33
Freight revenue/thousand GTM	$10.67	$10.27	$10.47	$10.18
Operating expense/thousand GTM (a)	$10.49	$8.53	$9.30	$8.54
Compensation and benefits/thousand GTM	$3.32	$3.31	$3.29	$3.25
Average employees	37,972	36,834	37,442	36,628
Period end employees	38,250	36,875	38,250	36,875
Thousand RTM/average employee	3,798	3,490	11,248	10,208
Thousand GTM/average employee	6,761	6,252	19,950	18,321
Gallons of fuel used (in millions)	336	301	996	890
Average price per gallon of fuel (cents) (b)	98.8	88.0	94.2	91.2
GTM/gallon of fuel	764	765	750	754
Freight train miles (in millions)	40	39	116	113
GTM/freight train hours (in thousands)	125	132	129	135
Route miles operated	32,706	32,377	32,706	32,377

(a)	Includes impact of $465 million third quarter 2004 charge.
(b)	Includes handling, taxes and hedge effect.
*	Certain prior period amounts have been reclassified to conform with the current period presentation.

Burlington Northern Santa Fe Corporation

Revenue Statistics by Commodity

	Three Months Ended September 30,		Percent Change	Nine Months Ended September 30,		Percent Change
	2004	2003		2004	2003
Revenues (in millions)
Intermodal	$940	$787	19.4%	$2,600	$2,240	16.1%
Automotive	72	66	9.1	227	227	0.0
Other Consumer Products	85	76	11.8	237	221	7.2

Total Consumer Products	1,097	929	18.1	3,064	2,688	14.0

Industrial Products	634	554	14.4	1,817	1,596	13.8
Coal	589	511	15.3	1,662	1,500	10.8
Agricultural Products	418	371	12.7	1,280	1,046	22.4

Total freight revenue	2,738	2,365	15.8	7,823	6,830	14.5
Other revenue	55	30	83.3	145	91	59.3

Total revenues	$2,793	$2,395	16.6%	$7,968	$6,921	15.1%

Cars/units (in thousands)
Intermodal	1,193	1,035	15.3%	3,310	2,961	11.8%
Automotive	37	34	8.8	117	116	0.9
Other Consumer Products	48	43	11.6	136	126	7.9

Total Consumer Products	1,278	1,112	14.9	3,563	3,203	11.2

Industrial Products	407	375	8.5	1,164	1,072	8.6
Coal	572	519	10.2	1,641	1,510	8.7
Agricultural Products	210	207	1.4	667	599	11.4

Total cars/units	2,467	2,213	11.5%	7,035	6,384	10.2%

Average revenue per car/unit
Intermodal	$788	$760	3.7%	$785	$757	3.6%
Automotive	1,946	1,941	0.3	1,940	1,957	(0.9)
Other Consumer Products	1,771	1,767	0.2	1,743	1,754	(0.6)

Total Consumer Products	858	835	2.8	860	839	2.5

Industrial Products	1,558	1,477	5.5	1,561	1,489	4.8
Coal	1,030	985	4.6	1,013	993	2.0
Agricultural Products	1,990	1,792	11.0	1,919	1,746	9.9

Average revenue per car/unit	$1,110	$1,069	3.8%	$1,112	$1,070	3.9%

Revenue ton miles (in millions)
Intermodal	28,954	25,100	15.4%	82,263	73,354	12.1%
Automotive	1,084	976	11.1	3,425	3,424	0.0
Other Consumer Products	3,422	3,227	6.0	9,661	9,396	2.8

Total Consumer Products	33,460	29,303	14.2	95,349	86,174	10.6

Industrial Products	26,632	25,457	4.6	77,916	72,711	7.2
Coal	61,624	52,469	17.4	173,941	152,005	14.4
Agricultural Products	22,519	21,320	5.6	73,938	63,023	17.3

Total revenue ton miles	144,235	128,549	12.2%	421,144	373,913	12.6%

Freight revenue per thousand ton miles
Intermodal	$32.47	$31.35	3.6%	$31.61	$30.54	3.5%
Automotive	66.42	67.62	(1.8)	66.28	66.30	0.0
Other Consumer Products	24.84	23.55	5.5	24.53	23.52	4.3

Total Consumer Products	32.79	31.70	3.4	32.13	31.19	3.0

Industrial Products	23.81	21.76	9.4	23.32	21.95	6.2
Coal	9.56	9.74	(1.8)	9.55	9.87	(3.2)
Agricultural Products	18.56	17.40	6.7	17.31	16.60	4.3

Freight revenue per thousand ton miles	$18.98	$18.40	3.2%	$18.58	$18.27	1.7%

Burlington Northern Santa Fe Corporation

Capital Expenditures and Track Maintenance

	Three Months Ended September 30,		Nine Months Ended September 30,
	2004	2003	2004	2003
Capital expenditures (in millions)
Maintenance of way
Rail	$62	$58	$176	$185
Ties	73	62	212	197
Surfacing	49	53	124	126
Other	98	85	267	252

Total maintenance of way	282	258	779	760
Mechanical	44	36	76	85
Information services	39	17	63	42
Other	29	28	57	64

Total maintenance of business	394	339	975	951

New locomotive acquisitions	—	51	16	207
Terminal and line expansion	78	88	173	155

Total capital expenditures	$472	$478	$1,164	$1,313

Track maintenance
Track miles of rail laid
Maintenance of business	177	204	495	560
Expansion projects	31	60	68	93

Total	208	264	563	653

Cross ties inserted (thousands)
Maintenance of business	916	644	2,095	1,856
Expansion projects	69	134	170	218

Total	985	778	2,265	2,074

Track resurfaced (miles)	3,767	4,283	9,036	10,094